United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-03541

Asset Management Fund

(Exact name of registrant as specified in charter)

Three Canal Plaza, Portland, ME 04101

(Address of principal executive offices)      (Zip code)

Foreside Management Services, LLC, Three Canal Plaza, Portland, ME 04101

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 247-9780 – Austin Atlantic Funds

(800) 701-9502 – AAMA Funds

Date of fiscal year end:       6/30

Date of reporting period:     6/30/23

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

AAMA Equity Fund

Ticker: AMFEX

AAMA Income Fund

Ticker: AMFIX

Annual Report

June 30, 2023

AAMA Funds
Letter To Shareholders (Unaudited)	June 30, 2023

Dear Fellow Shareholders:

Attached are the June 30, 2023 Annual Reports for the AAMA Equity Fund and Income Fund.

The recession of 2023 appears to be the most widely predicted recession in history and for good reasons. In fact, certain reliable indicators essentially “guarantee” a recession. Yet, economic conditions continue to skate past the abyss.

Jumping to our conclusion, we suspect the economy has avoided recession due to the combination of elevated government spending, 15 years of easy monetary policy, and relatively liquid consumers. To the extent these trends continue, they should help the economy to maintain its defiance of the “inevitable recession”.

Federal spending has grown by 6.9% annually over the last 76 years. Today’s level of spending represents a 9.7% annual growth rate relative to pre-pandemic levels. Federal spending now accounts for 26% of GDP, equaling the spending levels in the recessionary environments of 1982 and 2010.

The Federal Reserve has consistently raised short-term interest rates over the past 15 months. However, their balance sheet (which had grown by 6.8% over the ten years ended in 2008) has grown 16% annually since 2008. Despite planned reductions, the $8.3 trillion balance sheet is still twice both the trendline growth rate and the level consistent with the size of the economy.

Consumer spending has grown at 4.7% annualized over the last 25 years. Annualized spending growth has averaged 7.8% over the last two years and 6.7% over the last 12 months. Inflation has made essential purchases much more expensive, but the consumer has shown resilience in the face of rising prices.

Even though rate increases have been historically significant, they appear not to have (so far) impacted the macro economy. Core inflation statistics continue to run above the Federal Reserve target. 15 months of monetary tightening may be too short a period (relative to 12 years of easy money) for the impacts to show up.

Your investment team at AAMA continues to diligently monitor and evaluate the markets and position the Equity and Income Funds accordingly. We are grateful for your confidence in us and look forward to continuing to serve you as we work through the prevailing market conditions with our time-tested, fundamental investment process.

AAMA Funds
Letter To Shareholders (Unaudited) (Continued)

In addition, we encourage you to maintain a strong relationship with your financial advisor, who can assist you and guide you through the continuing volatility of the financial markets. Their expertise in helping you allocate your assets and build portfolios based on your unique goals and objectives can be effective in assisting you to meet your long-term investment objectives.

Sincerely,

Robert D. Baker	Philip A. Voelker
Co-Portfolio Managers

Gross domestic product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in specific time period.

AAMA Funds are distributed by Foreside Financial Services, LLC. Advanced Asset Management Advisors, Inc. is the investment adviser to the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. For additional information about the Funds, including fees, expenses, and risks, view our prospectus online at www.aamafunds.com or call 800-701-9502.

Read the prospectus carefully before you invest or send money.

Investing involves risk, including the potential loss of principal.

AAMA Equity Fund
Management Discussion of Fund Performance
June 30, 2023 (Unaudited)

The AAMA Equity Fund returned 13.43% for the year ended June 30, 2023. This may be compared to the S&P 500® Index return of 19.59%. Broader market indices fell behind with the S&P 500® Equal Weight Index return of 13.76% and the S&P MidCap 400® and SmallCap 600® Index returns of 17.61% and 9.75%, respectively.

Most equity indices posted their low price in either October or December, 2022. Price improvement from the lows was led by large capitalization companies, primarily in the technology and other “high growth” sectors. This is best illustrated by comparing the last six month return of the capitalization weighted S&P 500® return of 16.89% to the S&P 500® Equal Weight Index return of 7.04%, and to the S&P MidCap 400® Index and SmallCap 600® Index returns of 8.84% and 6.03%, respectively.

Stock valuations are elevated relative to the history of the S&P 500® Index price compared to 12-month forward earnings expectations. Operating earnings for the S&P 500® were lower than prior year results for the last three quarters of 2022. Earnings have been improving in 2023 and are now expected to exceed results from two years earlier starting in the first quarter of 2024. Current stock prices are anticipating continued earnings growth from 2024 forward.

The portfolio of the AAMA Equity Fund over the last year has included exposure to the Technology sector along with targeted positions in more defensive sectors such as Health Care and Consumer Staples. The five-year, annualized monthly price volatility of the AAMA Equity Fund is 16.6% versus the 18.7% volatility of the S&P 500® Index.

The small and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Small and mid-capitalization companies may have limited product lines, markets and management groups.

The S&P 500® Index is an unmanaged index, generally representative of the U.S. Stock Market as a whole.

The S&P MidCap 400® Index measures the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The S&P 500® Equal Weight Index is the equal-weight version of the S&P 500®. It includes the same constituents but each company is allocated a fixed weight of 0.2% of the Index total.

Indexes are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

Sectors and allocations are subject to change. Past performance does not guarantee future results.

AAMA Equity Fund
Management Discussion of Fund Performance
(Unaudited) (Continued)

Comparison of the Change in Value of a Hypothetical $10,000 Investment in AAMA Equity Fund versus the S&P 500® Index* and the S&P 500® Equal Weight Index*

Average Annual Total Returns (for the periods ended June 30, 2023)
	1 Year	3 Years	5 Years	Since Inception(c)
AAMA Equity Fund(a)(b)	13.43%	11.49%	8.89%	9.54%
S&P 500® Index*	19.59%	14.60%	12.31%	12.65%
S&P 500® Equal Weight Index*	13.76%	15.82%	10.21%	10.51%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The total expense ratio as disclosed in the October 28, 2021 prospectus was 1.17%.
(c)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
*

The S&P 500® Index is an unmanaged index generally representative of the U.S. Stock Market as a whole. The S&P 500® Index is the equal-weight version of the S&P 500® Index. It includes the same constituents but each company is allocated a fixed weight or 0.2% of the Index total. Indexes are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

The Fund, S&P 500® Index and S&P 500® Equal Weighted Index returns presented include the reinvestment of dividends and interest.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please call 1-800-701-9502.

AAMA Equity Fund Schedule of Portfolio Investments June 30, 2023
COMMON STOCKS — 63.2%	Shares	Fair Value
AEROSPACE & DEFENSE — 1.1%
Raytheon Technologies Corporation	46,696	$4,574,340

BANKING — 1.3%
JPMorgan Chase & Company	37,400	5,439,456

BEVERAGES — 1.2%
PepsiCo, Inc.	26,400	4,889,808

BIOTECH & PHARMA — 5.4%
Amgen, Inc.	15,000	3,330,300
Bristol-Myers Squibb Company	94,000	6,011,300
Johnson & Johnson	48,000	7,944,960
Pfizer, Inc.	141,500	5,190,220
		22,476,780
CONTAINERS & PACKAGING — 0.5%
Ball Corporation	37,000	2,153,770

DIVERSIFIED INDUSTRIALS — 1.7%
Emerson Electric Company	78,400	7,086,576

E-COMMERCE DISCRETIONARY — 1.7%
Amazon.com, Inc. (a)	54,000	7,039,440

ELECTRIC UTILITIES — 0.9%
Constellation Energy Corporation	10,000	915,500
Exelon Corporation	30,000	1,222,200
Public Service Enterprise Group, Inc.	25,000	1,565,250
		3,702,950
ENGINEERING & CONSTRUCTION — 0.8%
Quanta Services, Inc.	16,100	3,162,845

FOOD — 0.9%
Conagra Brands, Inc.	106,000	3,574,320

HEALTH CARE FACILITIES & SERVICES — 2.3%
UnitedHealth Group, Inc.	19,400	9,324,416

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
COMMON STOCKS — 63.2% (Continued)	Shares	Fair Value
HOUSEHOLD PRODUCTS — 1.1%
Procter & Gamble Company (The)	29,400	$4,461,156

INDUSTRIAL SUPPORT SERVICES — 2.3%
Fastenal Company	30,000	1,769,700
Grainger (W.W.), Inc.	10,100	7,964,759
		9,734,459
INTERNET MEDIA & SERVICES — 2.0%
Alphabet, Inc. - Class A (a)	68,000	8,139,600

LEISURE FACILITIES & SERVICES — 1.7%
Starbucks Corporation	70,000	6,934,200

MEDICAL EQUIPMENT & DEVICES — 1.3%
Medtronic plc	59,100	5,206,710

METALS & MINING — 2.4%
Freeport-McMoRan, Inc.	250,000	10,000,000

OIL & GAS PRODUCERS — 4.2%
Chevron Corporation	46,500	7,316,775
Exxon Mobil Corporation	92,000	9,867,000
		17,183,775
RETAIL - CONSUMER STAPLES — 2.6%
Kroger Company (The)	102,500	4,817,500
Walmart, Inc.	36,600	5,752,788
		10,570,288
RETAIL - DISCRETIONARY — 1.3%
Home Depot, Inc. (The)	17,000	5,280,880

SEMICONDUCTORS — 7.5%
Applied Materials, Inc.	93,800	13,557,852
Intel Corporation	168,300	5,627,952
QUALCOMM, Inc.	50,900	6,059,136
Texas Instruments, Inc.	31,700	5,706,634
		30,951,574

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
COMMON STOCKS — 63.2% (Continued)	Shares	Fair Value
SOFTWARE — 4.2%
Adobe, Inc. (a)	13,200	$6,454,668
Microsoft Corporation	32,500	11,067,550
		17,522,218
TECHNOLOGY HARDWARE — 5.0%
Apple, Inc.	47,200	9,155,384
Cisco Systems, Inc.	131,600	6,808,984
Corning, Inc.	134,800	4,723,392
		20,687,760
TECHNOLOGY SERVICES — 3.2%
Mastercard, Inc. - Class A	11,100	4,365,630
Visa, Inc. - Class A	37,400	8,881,752
		13,247,382
TELECOMMUNICATIONS — 4.0%
T-Mobile US, Inc. (a)	73,815	10,252,903
Verizon Communications, Inc.	168,100	6,251,639
		16,504,542
TRANSPORTATION & LOGISTICS — 2.6%
Norfolk Southern Corporation	14,200	3,219,992
Union Pacific Corporation	19,800	4,051,476
United Parcel Service, Inc. - Class B	20,000	3,585,000
		10,856,468

TOTAL COMMON STOCKS (Cost $153,912,502)		$260,705,713

EXCHANGE-TRADED FUNDS — 31.2%	Shares	Fair Value
iShares Core S&P 500 ETF	69,200	$30,843,132
iShares Core S&P U.S. Growth ETF	239,600	23,394,544
Schwab U.S. Large-Cap ETF	563,400	29,505,258
Vanguard Growth ETF	36,000	10,186,560
Vanguard S&P 500 ETF	85,600	34,863,168
TOTAL EXCHANGE-TRADED FUNDS (Cost $68,203,682)		$128,792,662

See accompanying notes to financial statements.

AAMA Equity Fund Schedule of Portfolio Investments (Continued)
MONEY MARKET FUNDS — 5.6%	Shares	Fair Value
First American U.S. Treasury Money Market Fund - Class Z, 4.92% (b) (Cost $23,287,927)	23,287,927	$23,287,927

TOTAL INVESTMENTS (Cost $245,404,111) — 100.0%		$412,786,302

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%(c)		59,132

NET ASSETS — 100.0%		$412,845,434

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2023.
(c)	Percentage rounds to less than 0.1%.
plc - Public Liability Company

Security Allocation (Percentage of Net Assets)
Common Stocks	63.2%
Exchange-Traded Funds	31.2%
Cash Equivalents*	5.6%
Total	100.0%

*	Includes other Assets in Excess of Liabilities
See accompanying notes to financial statements.

AAMA Income Fund
Management Discussion of Fund Performance
June 30, 2023 (Unaudited)

The AAMA Income Fund returned -0.30% for the year ended June 30, 2023. This may be compared to the Bloomberg U.S. Aggregate Bond Index return of -0.94%. Long maturity sectors of the bond market fared worse as evidenced by the Bloomberg U.S. Long Term Treasury Index return of -6.82%. Shorter maturity sectors of the market experienced smaller losses as indicated by the Bloomberg 1-5 Year U.S. Government/Credit Index return of 0.19%.

The Federal Reserve continues to signal they will continue their monetary tightening plans. Their projections indicate unchanged to higher short term interest rate targets through the end of the calendar year and the continuation of the $95 billion monthly balance sheet reduction plan.

Headline inflation measured by the 12-month change in the Consumer Price Index (reported by the Bureau of Labor Statistics) has declined from 8.9% to 3.1% over the last year. However, the core CPI (excluding more volatile food and energy prices) remains stubbornly above the Federal Reserve 2% target with recent core inflation of 4.8%.

The AAMA Income Fund has been positioned in relatively short-term, high-quality issues over the last several years which has helped insulate the Fund from the price volatility of longer maturity issues. The five-year, annualized monthly price volatility of the AAMA Income Fund is 2.2% versus the 5.6% volatility of the Bloomberg U.S. Aggregate Bond Index.

When the Fund invests in fixed income securities including corporate bonds, the value of the Fund will fluctuate with changes in interest rates. When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value.

The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers.

The Bloomberg U.S. Aggregate Bond Index covers taxable corporate bonds, Treasury bonds, asset-backed securities and municipal bonds.

The Bloomberg U.S. Long Treasury Index consists of U.S. dollar-denominated, fixed rate nominal debt issued by the U.S. Treasury with maturities of 10 years or more.

The Bloomberg 1-5 Year U.S. Government/Credit Index is a broad-based benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years.

Indexes are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

Sectors and allocations are subject to change. Past performance does not guarantee future results.

AAMA Income Fund
Management Discussion of Fund Performance
(Unaudited) (Continued)

Comparison of the Change in Value of a Hypothetical $10,000 Investment in AAMA Income Fund versus the Bloomberg 1-5 Year U.S. Government/Credit Index* and Bloomberg U.S. Aggregate Bond Index*

Average Annual Total Returns (for the periods ended June 30, 2023)
	1 Year	3 Years	5 Years	Since Inception(c)
AAMA Income Fund(a)(b)	-0.30%	-2.25%	-0.16%	-0.19%
Bloomberg 1-5 Year U.S. Government/Credit Index	0.19%	-1.57%	1.15%	0.93%
Bloomberg U.S. Aggregate Bond Index	-0.94%	-3.96%	0.77%	0.57%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The total expense ratio as disclosed in the October 28, 2021 prospectus was 0.93%.
(c)	Inception date of the Fund is June 30, 2017. The Fund commenced operations on July 3, 2017.
*

The Bloomberg 1-5 Year U.S. Government/Credit Index is a broad-based benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. Bloomberg U.S. Aggregate Index covers taxable corporate bonds, Treasury bonds, asset-backed securities and municipal bonds. Indexes are unmanaged, do not reflect fees or expenses and an investor cannot invest directly in an index.

The Fund, Bloomberg 1-5 Year U.S. Government/Credit Index and Bloomberg U.S. Aggregate Bond Index returns presented include the reinvestment of dividends and interest.

AAMA Income Fund
Management Discussion of Fund Performance
(Unaudited) (Continued)

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance, please call 1-800-701-9502.

AAMA Income Fund Schedule of Portfolio Investments June 30, 2023
EXCHANGE-TRADED FUNDS — 15.8%	Shares	Fair Value
Vanguard Mortgage-Backed Securities ETF	283,000	$13,015,170
Vanguard Short-Term Treasury ETF	166,000	9,583,180
TOTAL EXCHANGE-TRADED FUNDS (Cost $25,605,664)		$22,598,350

MUNICIPAL BONDS — 0.9%	Coupon	Maturity	Principal Amount	Fair Value
City of Powell, Ohio, Various Purpose Ltd., GO Bond, Series 2021, (Cost $1,364,195)	2.000%	12/01/26	$1,320,000	$1,207,850

U.S. GOVERNMENT AGENCIES — 32.0%	Coupon	Maturity	Principal Amount	Fair Value
FEDERAL FARM CREDIT BANK — 3.3%
Federal Farm Credit Bank	1.750%	02/25/25	$5,000,000	$4,745,250

FEDERAL HOME LOAN BANK — 14.3%
Federal Home Loan Bank	2.375%	09/08/23	6,575,000	6,537,094
Federal Home Loan Bank	2.750%	12/13/24	5,000,000	4,822,920
Federal Home Loan Bank	1.750%	09/12/25	5,000,000	4,670,878
Federal Home Loan Bank	1.650%	11/24/28	5,000,000	4,334,180
				20,365,072
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 14.4%
Federal National Mortgage Association	0.625%	04/22/25	5,000,000	4,624,078
Federal National Mortgage Association	2.125%	04/24/26	11,454,000	10,711,089
Federal National Mortgage Association	0.750%	10/08/27	5,957,000	5,168,518
				20,503,685
TOTAL U.S. GOVERNMENT AGENCIES (Cost $49,174,065)				$45,614,007

See accompanying notes to financial statements.

AAMA Income Fund Schedule of Portfolio Investments (Continued)
U.S. TREASURY OBLIGATIONS — 30.0%	Coupon	Maturity	Principal Amount	Fair Value
U.S. TREASURY NOTES — 30.0%
U.S. Treasury Notes	2.750%	11/15/23	$10,000,000	$9,907,422
U.S. Treasury Notes	2.125%	02/29/24	5,000,000	4,894,336
U.S. Treasury Notes	2.500%	05/15/24	6,000,000	5,849,531
U.S. Treasury Notes	1.875%	08/31/24	5,000,000	4,803,906
U.S. Treasury Notes	0.500%	04/30/27	10,000,000	8,667,188
U.S. Treasury Notes	1.125%	02/29/28	10,000,000	8,714,844
TOTAL U.S. TREASURY OBLIGATIONS (Cost $45,839,987)				$42,837,227

MONEY MARKET FUNDS — 21.0%	Shares	Fair Value
First American U.S. Treasury Money Market Fund - Class Z, 4.92% (a) (Cost $29,978,576)	29,978,576	$29,978,576

TOTAL INVESTMENTS (Cost $151,962,487) — 99.7%		$142,236,010

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		358,544

NET ASSETS — 100.0%		$142,594,554

(a)	The rate shown is the 7-day effective yield as of June 30, 2023.

Security Allocation (Percentage of Net Assets)
U.S. Government Agencies	32.0%
U.S. Treasury Obligations	30.0%
Exchange-Traded Funds	15.8%
Municipal Bonds	0.9%
Cash Equivalents*	21.3%
Total	100.0%

*	Includes Other Assets in Excess of Liabilities
See accompanying notes to financial statements.

AAMA Funds Statements of Assets and Liabilities June 30, 2023
	AAMA Equity Fund	AAMA Income Fund
ASSETS
Investments in securities:
At cost	$245,404,111	$151,962,487
At value	$412,786,302	$142,236,010
Receivable for capital shares sold	258,905	80,269
Dividends and interest receivable	276,394	470,976
Other assets	44,120	24,167
TOTAL ASSETS	413,365,721	142,811,422

LIABILITIES
Payable for capital shares redeemed	104,812	105,214
Payable to Adviser (Note 4)	333,596	77,548
Payable to administrator (Note 4)	19,735	7,287
Payable to Ultimus (Note 4)	9,318	6,700
Accrued Trustee fees (Note 7)	3,652	1,348
Other accrued expenses	49,174	18,771
TOTAL LIABILITIES	520,287	216,868

NET ASSETS	$412,845,434	$142,594,554

Net assest consist of:
Paid-in capital	$243,543,640	$153,195,023
Distributable earnings (accumulated deficit)	169,301,794	(10,600,469)
Net assets	$412,845,434	$142,594,554

Shares of beneficial interest outstanding (unlimited number of shares authorized)	25,719,172	6,115,683

Net asset value, offering price and redemption price per share	$16.05	$23.32

See accompanying notes to financial statements.

AAMA Funds Statements of Operations For the Year Ended June 30, 2023
	AAMA Equity Fund	AAMA Income Fund
INVESTMENT INCOME
Dividends	$7,793,195	$1,233,690
Interest	202,058	1,723,283
TOTAL INVESTMENT INCOME	7,995,253	2,956,973

EXPENSES
Management fees	3,918,200	1,098,533
Administration fees (Note 4)	235,344	88,265
Fund accounting fees (Note 4)	79,891	46,825
Trustees’ fees and expenses (Note 7)	48,808	18,462
Legal fees	41,642	15,942
Shareholder reporting expenses	35,846	16,517
Transfer agent fees (Note 4)	22,850	22,850
Custodian and bank service fees	28,885	12,571
Audit and tax services fees	28,361	10,711
Registration and filing fees	14,872	15,153
Insurance expense	12,771	4,000
Other expenses	12,966	13,550
TOTAL EXPENSES	4,480,436	1,363,379
Less fees voluntarily waived by the Adviser (Note 4)	—	(146,191)
NET EXPENSES	4,480,436	1,217,188

NET INVESTMENT INCOME	3,514,817	1,739,785

UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net change in unrealized appreciation (depreciation) on investments	46,394,556	(2,213,026)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$49,909,373	$(473,241)

See accompanying notes to financial statements.

AAMA Equity Fund Statements of Changes in Net Assets
	Year Ended June 30, 2023	Year Ended June 30, 2022
FROM OPERATIONS
Net investment income	$3,514,817	$1,511,776
Net realized gains on investment transactions	—	18,944,137
Net change in unrealized appreciation (depreciation) on investments	46,394,556	(56,265,166)
Net increase (decrease) in net assets resulting from operations	49,909,373	(35,809,253)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(17,561,517)	(1,018,613)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	61,349,782	85,712,305
Net asset value of shares issued in reinvestment of distributions to shareholders	17,527,410	1,017,426
Payments for shares redeemed	(82,814,841)	(98,903,793)
Net decrease in net assets from capital share transactions	(3,937,649)	(12,174,062)

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,410,207	(49,001,928)

NET ASSETS
Beginning of year	384,435,227	433,437,155
End of year	$412,845,434	$384,435,227

CAPITAL SHARE ACTIVITY
Shares sold	4,048,605	5,164,752
Shares reinvested	1,210,456	57,579
Shares redeemed	(5,465,034)	(5,957,049)
Net decrease in shares outstanding	(205,973)	(734,718)
Shares outstanding, beginning of year	25,925,145	26,659,863
Shares outstanding, end of year	25,719,172	25,925,145

See accompanying notes to financial statements.

AAMA Income Fund Statements of Changes in Net Assets
	Year Ended June 30, 2023	Year Ended June 30, 2022
FROM OPERATIONS
Net investment income	$1,739,785	$834,067
Net realized losses on investment transactions	—	(679,203)
Long-term capital gain distributions from regulated investment companies	—	41,060
Net change in unrealized appreciation (depreciation) on investments	(2,213,026)	(8,979,985)
Net decrease in net assets resulting from operations	(473,241)	(8,784,061)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,738,802)	(918,481)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,428,724	37,976,462
Net asset value of shares issued in reinvestment of distributions to shareholders	1,736,403	917,090
Payments for shares redeemed	(27,824,723)	(27,845,079)
Net increase (decrease) in net assets from capital share transactions	(4,659,596)	11,048,473

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,871,639)	1,345,931

NET ASSETS
Beginning of year	149,466,193	148,120,262
End of year	$142,594,554	$149,466,193

CAPITAL SHARE ACTIVITY
Shares sold	916,106	1,538,157
Shares reinvested	74,467	37,369
Shares redeemed	(1,190,614)	(1,132,496)
Net increase (decrease) in shares outstanding	(200,041)	443,030
Shares outstanding, beginning of year	6,315,724	5,872,694
Shares outstanding, end of year	6,115,683	6,315,724

See accompanying notes to financial statements.

AAMA Equity Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended June 30, 2023	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019
Net asset value at beginning of year	$14.83	$16.26		$12.22		$11.91	$11.24

Income (loss) from investment operations:
Net investment income (a)	0.14	0.06		0.05		0.08	0.10
Net realized and unrealized gains (losses) on investments	1.77	(1.45)		4.05		0.33	0.66
Total from investment operations	1.91	(1.39)		4.10		0.41	0.76

Less distributions from:
Net investment income	(0.10)	(0.04)		(0.06)		(0.10)	(0.09)
Net realized gains	(0.59)	—		—		—	—
Total distributions	(0.69)	(0.04)		(0.06)		(0.10)	(0.09)

Net asset value at end of year	$16.05	$14.83		$16.26		$12.22	$11.91

Total return (b)	13.43%	(8.59%)		33.64%		3.41%	6.85%

Net assets at end of year (000’s)	$412,845	$384,435		$433,437		$358,993	$335,611

Ratio of total expenses to average net assets (c)	1.14%	1.15%		1.16%		1.18%	1.18%
Ratio of net expenses to average net assets (c)	1.14%	1.15	%(d)(e)	1.16%		1.18%	0.99	%(d)
Ratio of net investment income to average net assets (a)(c)	0.90%	0.34	%(d)(e)	0.33%		0.67%	0.90	%(d)
Portfolio turnover rate	0%	5%		0	%(f)	22%	20%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends and distributions by the underlying investment companies in which the Fund invests.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser and/or administrator had not reduced fees for the years ended June 30, 2022 and 2019.

(c)	The ratios of income and expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of the underlying investment companies in which the Fund invests.
(d)	Ratio was determined after fee reductions.
(e)	The impact of the voluntary fee waiver by the administrator for the year ended June 30, 2022 was less than 0.005%.
(f)	Percentage rounds to less than 1%.

See accompanying notes to financial statements.

AAMA Income Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019
Net asset value at beginning of year	$23.67	$25.22	$25.58	$25.06	$24.66

Income (loss) from investment operations:
Net investment income (a)	0.28	0.14	0.17	0.27	0.33
Net realized and unrealized gains (losses) on investments	(0.35)	(1.54)	(0.37)	0.52	0.40
Total from investment operations	(0.07)	(1.40)	(0.20)	0.79	0.73

Less distributions from:
Net investment income	(0.28)	(0.15)	(0.16)	(0.27)	(0.33)

Net asset value at end of year	$23.32	$23.67	$25.22	$25.58	$25.06

Total return (b)	(0.30%)	(5.57%)	(0.80%)	3.17%	2.97%

Net assets at end of year (000’s)	$142,595	$149,466	$148,120	$153,568	$143,828

Ratio of total expenses to average net assets (c)	0.93%	0.90%	0.91%	0.93%	0.93%
Ratio of net expenses to average net assets (a)(c)(d)(e)	0.83%	0.83%	0.83%	0.83%	0.71%
Ratio of net investment income to average net assets (a)(c)(d)(e)	1.19%	0.55%	0.67%	1.06%	1.32%
Portfolio turnover rate	0%	39%	37%	33%	20%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends and distributions by the underlying investment companies in which the Fund invests.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser and/or administrator had not reduced fees.

(c)	The ratios of income and expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of the underlying investment companies in which the Fund invests.
(d)	Ratio was determined after fee reductions.
(e)	The impact of the voluntary fee waiver by the Adviser for the years ended June 30, 2023, 2022, 2021, 2020, and 2019 was 0.10%, 0.07%, 0.08%, 0.10% and 0.22%, respectively.

See accompanying notes to financial statements.

AAMA Funds
Notes to Financial Statements
June 30, 2023

1. Organization

AAMA Equity Fund and AAMA Income Fund (individually, a “Fund,” and, collectively, the “Funds” or “AAMA Funds”) are each a separate series of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Delaware statutory trust operating under a Second Amended and Restated Declaration of Trust dated November 27, 2018. Other series of the Trust are not included in this report. The inception date of the Funds was June 30, 2017. The Funds commenced operations on July 3, 2017, when they began to execute their investment objectives, which included purchasing investments.

AAMA Equity Fund’s investment objective is long-term capital appreciation.

AAMA Income Fund’s investment objective is current income with a secondary objective of preservation of capital.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

AAMA Funds
Notes to Financial Statements (Continued)

Portfolio securities are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Listed securities, including common stocks and exchange-traded funds (“ETFs”), for which market quotations are readily available are valued at the closing prices on the primary exchange where the securities are normally traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments in other investment companies, except ETFs, are valued at their reported net asset value (“NAV”). In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are typically valued on the basis of valuations provided by independent pricing services approved by Advanced Asset Management Advisors, Inc. (the “Adviser”), the Valuation Designee, that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost if it is determined that amortized cost approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a price has become stale, or an event occurs that materially affects the furnished price) are valued by the Valuation Designee. In these cases, the Valuation Designee determines in good faith, subject to procedures approved by the Board of Trustees (the “Board”), the fair value of such securities (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: type of security, nature and duration of any restrictions on disposition of the security, forces that influence the market in which the security is purchased or sold, existence of merger proposals or tender offers, expectation of additional news about the company and volume and depth of public trading in similar securities of the issuer or similar companies. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities will be classified as Level 2 or Level 3 in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

AAMA Funds
Notes to Financial Statements (Continued)

The following is a summary of each Fund’s investments and the inputs used to value the investments as of June 30, 2023, by security type:

AAMA Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$260,705,713	$—	$—	$260,705,713
Exchange-Traded Funds	128,792,662	—	—	128,792,662
Money Market Funds	23,287,927	—	—	23,287,927
Total	$412,786,302	$—	$—	$412,786,302

AAMA Income Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$22,598,350	$—	$—	$22,598,350
Municipal Bonds	—	1,207,850	—	1,207,850
U.S. Government Agencies	—	45,614,007	—	45,614,007
U.S. Treasury Obligations	—	42,837,227	—	42,837,227
Money Market Funds	29,978,576	—	—	29,978,576
Total	$52,576,926	$89,659,084	$—	$142,236,010

Refer to each Fund’s Schedule of Portfolio Investments for a listing of the securities by security type and industry type. The Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended June 30, 2023.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Discounts and premiums on fixed income securities are amortized using the interest method. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the AAMA Equity Fund. Dividends arising from net investment income are declared and paid monthly to shareholders of the AAMA Income Fund. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in

AAMA Funds
Notes to Financial Statements (Continued)

accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term capital gains.

Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended June 30, 2023 and 2022 was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
AAMA Equity Fund	06/30/23	$2,589,794	$14,971,723	$17,561,517
	06/30/22	$1,018,613	$—	$1,018,613
AAMA Income Fund	06/30/23	$1,738,802	$—	$1,738,802
	06/30/22	$918,481	$—	$918,481

Investment transactions — Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Expenses — Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

AAMA Funds
Notes to Financial Statements (Continued)

The tax character of accumulated earnings as of June 30, 2023 was as follows:

	AAMA Equity Fund	AAMA Income Fund
Tax cost of portfolio investments	$245,404,111	$151,962,487
Gross unrealized appreciation	$172,643,425	$—
Gross unrealized depreciation	(5,261,234)	(9,726,477)
Net unrealized appreciation (depreciation)	167,382,191	(9,726,477)
Undistributed ordinary income	1,919,603	1,978
Capital loss carryforwards	—	(875,970)
Distributable earnings (accumulated deficit)	$169,301,794	$(10,600,469)

As of June 30, 2023, AAMA Income Fund had short-term capital loss carryforwards of $621,176 and long-term capital loss carryforwards of $254,794 for income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended June 30, 2023, the Funds did not incur any interest or penalties.

3. Investment Transactions

Investment transactions, other than short-term investments, were as follows for the year ended June 30, 2023:

Non-U.S. Government	AAMA Equity Fund	AAMA Income Fund
Purchase of investment securities	$—	$—
Proceeds from sales of investment securities	$—	$—

U.S. Government (long-term)	AAMA Equity Fund	AAMA Income Fund
Purchase of U.S. government securities	$—	$—
Proceeds from maturities of U.S. government securities	$—	$27,000,000

AAMA Funds
Notes to Financial Statements (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Adviser under the terms of an Investment Advisory Agreement. AAMA Equity Fund pays the Adviser a Management fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. AAMA Income Fund pays the Adviser a Management fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets.

During the year ended June 30, 2023, the Adviser voluntarily waived its management fees in the amount of $146,191 for AAMA Income Fund. These voluntary waivers are not eligible for recovery by the Adviser in future periods.

During the year ended June 30, 2023, there were no expense cap limitations in place for the Funds.

BUSINESS MANAGER AND ADMINISTRATOR

Foreside Management Services, LLC (“Foreside”) serves as the Trust’s business manager and administrator. Pursuant to the terms of a Management and Administration Agreement (the “Agreement”) between the Trust, on behalf of the Funds, and Foreside, Foreside performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to, President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust’s compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial reports and filing them with the U.S. Securities and Exchange Commission (the “SEC”); and maintaining books and records in accordance with applicable laws and regulations.

Pursuant to the Agreement, the Funds pay Foreside an annual fee of $210,000 plus 0.02% of average daily net assets, subject, however, to a minimum fee of $300,000.

OTHER SERVICE PROVIDER

Ultimus Fund Solutions, LLC (“Ultimus”) serves as the transfer agent, fund accountant and financial administrator for the Funds. The transfer agent services provided by Ultimus to the Funds include, but are not limited to (i)

AAMA Funds
Notes to Financial Statements (Continued)

processing shareholder purchase and redemption requests; (ii) processing dividend payments; and (iii) maintaining shareholder account records. The administrative and fund accounting services provided by Ultimus to the Funds include (i) computing each Fund’s NAV for purposes of the sale and redemption of its shares; (ii) computing the dividends payable by each Fund; (iii) preparing certain periodic reports and statements; and (iv) maintaining the general ledger and other accounting records for the Funds.

PRINCIPAL HOLDERS OF FUND SHARES

As of June 30, 2023, the following account holders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
AAMA Equity Fund
TD Ameritrade, Inc. (for the benefit of its clients)	74%
AAMA Income Fund
TD Ameritrade, Inc. (for the benefit of its clients)	78%

A beneficial owner of 25% or more of each Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Investments in Other Investment Companies

The Funds may invest a significant portion of their assets in shares of one or more investment companies, including ETFs. ETFs issue their shares to authorized participants in return for a specific basket of securities and/or cash. The authorized participants then sell the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their fair value. There are certain risks associated with investments in ETFs. Disruptions to the creations and redemptions process through which authorized participants directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF’s underlying portfolio holdings, may result in the ETF’s shares trading at significantly above (at a premium to) or below (at a discount to) NAV, which may result in the Funds paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF’s underlying holdings. An ETF’s shares could also trade at a premium or discount to NAV when an ETF’s underlying securities trade on a foreign exchange that is closed when the securities exchange on which the ETF trades is open. The current price of the ETF’s underlying securities and the last quoted price for the underlying security are likely to deviate in such circumstances. There can be

AAMA Funds
Notes to Financial Statements (Continued)

no assurance that an active trading market for an ETF’s shares will develop or be maintained. Trading may be halted, for example, due to market conditions. Because the value of ETF shares depends on the demand in the market, a Fund’s holdings may not be able to be liquidated at the most optimal time, adversely affecting performance. There can be no assurance that an ETF’s investment objectives will be achieved. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources. ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities in the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. As of June 30, 2023, AAMA Equity Fund and AAMA Income Fund had 31.2% and 15.8%, respectively, of the fair value of their net assets invested in ETFs.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Trustee Compensation

The Independent Trustees are compensated for their services to the Trust by the Funds. Each Independent Trustee receives an annual retainer plus meeting fees (which vary depending on meeting type). Collectively, the Independent Trustees were paid $120,300 in fees during the year ended June 30, 2023, for the entire Trust, which includes other funds not managed by Advanced Asset Management Advisors, Inc. The Funds paid Trustee compensation in the amount of $60,150 for the year ended June 30, 2023. In addition, the Funds reimburse Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

AAMA Funds
Notes to Financial Statements (Continued)

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AAMA Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of AAMA Funds and
Board of Trustees of Asset Management Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AAMA Equity Fund and AAMA Income Fund (the “AAMA Funds” or the “Funds”), each a series of Asset Management Fund, as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant

AAMA Funds
Report of Independent Registered Public Accounting Firm (Continued)

estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 28, 2023

AAMA Funds
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2023 through June 30, 2023).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

AAMA Funds
About Your Funds’ Expenses (Unaudited)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectuses.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Net Expense Ratio(a)	Expenses Paid During Period(b)
AAMA Equity Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,110.00	1.15%	$ 6.02
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.09	1.15%	$ 5.76

AAMA Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,013.00	0.83%	$ 4.14
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.68	0.83%	$ 4.16

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AAMA Funds
Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-701-9502, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-701-9502, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-800-701-9502. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Funds’ website at www.aamafunds.com.

Federal Tax Information (Unaudited)

Fo the year ended June 30, 2023, AAMA Equity Fund designated $14,971,723 as a long-term capital gain distribution.

Qualified Dividend Income – For the fiscal year ended June 30, 2023, AAMA Equity Fund and AAMA Income Fund have designated 100.00% and 0.00%, respectively, of ordinary income distributions, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividends that qualify under tax law. For the fiscal year ended June 30, 2023, 100.00% and 0.00%, of ordinary income dividends paid by AAMA Equity Fund and AAMA Income Fund, respectively, qualify for the corporate dividends received deduction.

AAMA Funds
Board of Trustees and Executive Officers
(Unaudited)

Listed below is basic information regarding the Trustee and executive officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-701-9502.

Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Independent Trustees
Carla S. Carstens Year of Birth: 1951	Chairperson of the Board since 2022. Trustee since 2015. Indefinite Term of Office	Trustee, Vice Chair and Chair of the Governance Committee of Oak Point University, 2019 to present; Board member and past Chair of Strategic Planning, and Diversity Initiatives Committees of Financial Executives International Chicago, 2009 to 2020; Board of Directors and Audit Committee Chair of Chicago Yacht Club Foundation, 2015 to 2017; Board member and Treasurer of Athena International, 2010 to 2016; and Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; a National Association of Corporate Directors Governance Fellow.	3
David J. Gruber Year of Birth: 1963	Trustee since 2015. Indefinite Term of Office	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015; Independent Trustee for Oak Associates Funds, Audit Committee Chair, 2019 to present; Independent Trustee for Monteagle Funds, Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, Audit Committee Chair, 2014 to present; Board member of Fifth Third Funds, 2003 to 2012.	3
James A. Simpson Year of Birth: 1970	Trustee since 2018. Indefinite Term of Office	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	3

[1]	The mailing address of each Independent Trustee is Three Canal Plaza, Suite 100, Portland, Maine 04101.

AAMA Funds
Board of Trustees and Executive Officers
(Unaudited) (Continued)

The following table provides information regarding each officer of the Trust.

Name, Age and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Officers
C. David Bunstine Year of Birth: 1965	President since 2018.	Director, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2013 to present.	N/A
Trent M. Statczar Year of Birth: 1971	Treasurer since 2009.	Principal Consultant, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2008 to present.	N/A
Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Principal Consultant, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds 2014 to 2018.	N/A
Jennifer Gorham Year of Birth: 1981	Secretary since 2016.	Principal Consultant, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, 2011 to 2015.	N/A

[1]	The mailing address of each Officer is Three Canal Plaza, Suite 100, Portland, Maine 04101.

AAMA Funds
Investment Advisory Agreement Renewal
AAMA Income Fund and AAMA Equity Fund

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the AAMA Equity Fund and the AAMA Income Fund (each, a “Fund” and collectively, the “Funds”), and Advanced Asset Management Advisors, Inc. (the “Adviser”), at a meeting held on May 16-17, 2023 (the “Meeting”). The Board determined that the continuation of the Advisory Agreement is in the best interests of each Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Advisory Agreement, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received a report from the Adviser in advance of the Board meeting that, among other things, outlined the services provided by the Adviser to the Funds (including the relevant personnel responsible for these services and their experience); performance information for the Funds; the advisory fees for the Funds as compared to fees charged by investment advisers to comparable funds; the expense ratio of each Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser; any fall out benefits to the Adviser; and the Adviser’s compliance program.

In considering the renewal of the Advisory Agreement for each Fund, the Board, at the Meeting, reviewed with the Adviser the materials provided in advance of the Meeting. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss the materials received from the Adviser and Trust counsel. The Board applied its business judgment to determine whether the Advisory Agreement continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board, in its judgment, had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Funds knowing that the Adviser manages the Funds and knowing the relevant Fund’s investment advisory fees. In determining to renew the Agreement for each Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

AAMA Funds
Investment Advisory Agreement Renewal
AAMA Income Fund and AAMA Equity Fund (Continued)

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser to the Funds, including the compliance program established by the Adviser and the level of compliance attained by the Adviser. The Board reviewed the Adviser’s portfolio management services and considered the experience and skills of the Adviser’s investment management team. The Board reviewed each Fund’s investment performance for the one-year, three-year and five-year periods ended December 31, 2022 and compared this information to the performance of the peer universe of funds in the same Morningstar category (Large Blend for the AAMA Equity Fund and Intermediate Core-Plus Bond for the AAMA Income Fund) and to the performance of each Fund’s respective benchmark index (S&P 500 Index for the AAMA Equity Fund and Bloomberg 1-5 Year U.S. Government/Credit Index for the AAMA Income Fund). With respect to the AAMA Equity Fund, the Board noted that the Fund’s performance was in the 1st quartile of its peer universe for the one-year period ended December 31, 2022 and in the 4th quartile of its peer universe for the three-year and five-year periods ended December 31, 2022. The Board noted that the AAMA Equity Fund outperformed its benchmark for the one-year period ended December 31, 2022 and underperformed its benchmark for the three-year and five-year periods ended December 31, 2022. With respect to the AAMA Income Fund, the Board noted that the Fund’s performance was in the 1st quartile of its peer universe for the one-year period ended December 31, 2022, in the 2nd quartile of its peer universe for the three-year period ended December 31, 2022 and in the 4th quartile of its peer universe for the five-year period ended December 31, 2022. The Board noted that the AAMA Income Fund underperformed its benchmark for the one-year, three-year and five-year periods ended December 31, 2022. The Adviser also provided additional comparative performance information for each Fund to other representative Morningstar categories and other relevant broad-based indexes which was reviewed by the Board. The Board discussed with the Advisor the performance of each Fund in light of its investment objectives and perceived limitations with respect to the comparability of each Fund to the funds in its Morningstar category.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to each Fund by the Adviser under the Advisory Agreement have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed each Fund’s contractual investment advisory fees and total net expense ratio. The Board received information from the Adviser, using Morningstar data, comparing each Fund’s investment advisory fees and total net expense ratio to the investment advisory fees and

AAMA Funds
Investment Advisory Agreement Renewal
AAMA Income Fund and AAMA Equity Fund (Continued)

total net expense ratios of funds in a peer group screened from the peer universe of funds in its Morningstar category. The Board considered the Adviser’s statements with respect to certain limitations in comparing each Fund to the funds in its peer group, including that many of the peer funds are part of larger fund complexes that may allow for more economies of scale. The information provided to the Board showed that each Fund’s investment advisory fees were above the average of its applicable peer group. The Board noted the Adviser’s intention to continue the current voluntary fee waiver for the AAMA Income Fund. Although above the average of its applicable peer group, the Board concluded that, based on the totality of information provided, the investment advisory fees for each Fund were within a reasonable range. The information provided to the Board showed that each Fund’s total net expense ratio was above the average of its applicable peer group. On the basis of all information provided, the Board concluded that the investment advisory fees charged by the Adviser for managing each Fund continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser.

Profitability. The Board received the financial statements of the Adviser and considered information related to the estimated profitability to the Adviser from its relationship with the Funds. Based upon the information provided, the Board concluded that any profits realized by the Adviser in connection with the management of the Funds were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board considered the current net assets of each Fund and concluded that the investment advisory fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Adviser. The Board considered whether there are any incidental benefits received by the Adviser as a result of the Adviser’s relationship with the Funds. The Board considered that the Adviser does not use brokerage of the Funds to obtain third party research and that the Adviser receives no fees from the Funds other than the investment advisory fees.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that continuation of the Advisory Agreement for each Fund is in the best interests of the Fund.

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Investment Advisor
Advanced Asset Management Advisors, Inc.
4995 Bradenton Avenue, Suite 210
Dublin, Ohio 43017

Business Manager and Administrator
Foreside Management Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Financial Administrator and Transfer and Dividend Agent
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Distributor
Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel
Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Drive, MK-WI-S302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

ANNUAL REPORT
June 30, 2023

AMF LARGE CAP EQUITY FUND PERFORMANCE REVIEW

June 30, 2023

For the twelve months ended June 30, 2023, the Large Cap Equity Fund Class AMF Shares returned 20.16% while the S&P 500 Index (Total Return) generated 19.59%. The Morningstar Large Blend category average returned 16.88%. According to Morningstar, this places the Fund in the top 18% of all Large Cap Blend stock funds for the past year. For the three-and-five year periods, the Fund ranked in the 13th percentile and the 36th percentile, respectively, of the Morningstar Large Blend category. During the 1st half of the 2022-2023 Fiscal Year, the Fund’s outperformance was helped by the outperformance of value and low volatile stocks and is indicative of the Fund’s value orientation. However, during the 2nd half of the 2022-2023 Fiscal Year, the outperformance of megacaps like Amazon, Tesla, and Meta negatively affected the relative performance of the Fund versus the S&P 500 Index (Total Return).

The Fund continues to prefer companies with low share prices relative to cash flow and sales, and higher than average dividend yields. These are factors that we believe provide more stability and less volatility when markets underperform. In fact, the Fund continues to generate lower return volatility than the S&P 500 Index as well as the average fund in the Morningstar Large Blend category. The Fund’s sub-advisor, System Two Advisors, relies on a blend of fundamental and quantitative analysis. Since System Two Advisors took over management of the Fund, relative performance, to both the Fund’s benchmark and similar funds, has improved despite the Fund having less return volatility. We believe that the investment process of System Two Advisors provides an attractive risk-adjusted approach for our shareholders.

We thank all of the Fund’s shareholders for allowing us to assist them with their investment needs. We look forward to serving them in the future.

Anupam Ghose
System Two Advisors, L.P

This report has been prepared to provide information to the shareholders of the Fund and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Fund. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at the Fund’s website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Fund before investing. Read the Prospectus carefully before you invest. Like all mutual funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

1

AMF LARGE CAP EQUITY FUND PERFORMANCE REVIEW

June 30, 2023

(Unaudited)

Large Cap Equity Fund

Gross Expense Ratio
Class AMF 1.71%
Class H 1.46%

The gross expense ratio above are from the Fund’s prospectus dated October 28, 2022. Additional information pertaining to the Fund’s expense ratios as of June 30, 2023, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ended June 30, 2023*

	One Year	Three Year	Five Year	Ten Year
Class AMF(1)	20.16%	15.66%	11.71%	10.86%
Class H(2)	20.48%	15.91%	11.94%	11.06%
S&P 500 Index	19.59%	14.60%	12.31%	12.86%

*

Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The S&P 500 Index does not include a reduction in total return for expenses.

(1)	Class AMF of the Fund commenced operations on June 30, 1953.

(2)	Class H of the Fund commenced on February 20, 2009.

Comparison of change in value of a hypothetical $10,000 investment for the years ended June 30

The following graph shows that an investment of $10,000 in Class AMF of the Fund on June 30, 2013, would have been worth $28,040 on June 30, 2023, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500 Index, over the same period, would have been worth $33,535.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Standard & Poors 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole. The index differs from the composition of the Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

2

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2023

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.2%
Automobiles & Components	1.5%
BorgWarner, Inc.		15,000	$733,650
Banks	0.8%
Citigroup, Inc.		7,800	359,112
Capital Goods	3.7%
Cummins, Inc.		6,150	1,507,734
Stanley Black & Decker, Inc.		2,500	234,275
			1,742,009
Consumer Durables & Apparel	0.2%
NIKE, Inc., Class B		1,000	110,370
Consumer Services	0.6%
McDonald’s Corp.		1,000	298,410
Diversified Financials	1.4%
CME Group, Inc.		2,000	370,580
Goldman Sachs Group (The), Inc.		900	290,286
			660,866
Energy	4.1%
ConocoPhillips		7,000	725,270
EOG Resources, Inc.		10,800	1,235,952
			1,961,222
Food & Staples Retailing	4.0%
Costco Wholesale Corp.		3,500	1,884,330

Health Care Equipment & Services	9.5%
Baxter International, Inc.		6,000	273,360
HCA Healthcare, Inc.		5,800	1,760,184
Humana, Inc.		1,500	670,695
McKesson Corp.		800	341,848
UnitedHealth Group, Inc.		3,092	1,486,139
			4,532,226
Household & Personal Products	2.2%
Procter & Gamble (The) Co.		6,900	1,047,006
Insurance	6.6%
Aflac, Inc.		22,000	1,535,600
Progressive (The) Corp.		12,000	1,588,440
			3,124,040
Materials	2.7%
Air Products and Chemicals, Inc.		650	194,695
Freeport-McMoRan, Inc.		10,000	400,000
LyondellBasell Industries N.V., Class A		6,000	550,980
Newmont Corp.		3,500	149,310
			1,294,985

3

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

June 30, 2023

	Percentage of Net Assets	Shares	Value
Media & Entertainment	7.4%
Alphabet, Inc., Class A(a)		15,400	$1,843,380
Comcast Corp., Class A		35,900	1,491,645
Fox Corp., Class A		5,000	170,000
			3,505,025
Pharmaceuticals, Biotech & Life Sciences	4.4%
AbbVie, Inc.		11,000	1,482,030
Bristol-Myers Squibb Co.		9,700	620,315
			2,102,345
Real Estate	2.3%
American Tower Corp.		2,000	387,880
Simon Property Group, Inc.		6,137	708,701
			1,096,581
Retailing	7.3%
Best Buy Co., Inc.		9,000	737,550
Home Depot (The), Inc.		3,500	1,087,240
Lowe’s Cos., Inc.		6,000	1,354,200
Target Corp.		2,000	263,800
			3,442,790
Semiconductors & Semiconductor Equipment	15.3%
Broadcom, Inc.		2,350	2,038,460
Intel Corp.		10,000	334,400
KLA Corp.		3,000	1,455,060
Microchip Technology, Inc.		20,800	1,863,472
NVIDIA Corp.		3,500	1,480,570
Texas Instruments, Inc.		400	72,008
			7,243,970
Software & Services	11.8%
Accenture PLC, Class A		5,000	1,542,900
Intuit, Inc.		1,000	458,190
Mastercard, Inc., Class A		4,200	1,651,860
Microsoft Corp.		5,750	1,958,105
			5,611,055
Technology Hardware & Equipment	4.3%
Apple, Inc.		10,500	2,036,685
Telecommunication Services	0.6%
Verizon Communications, Inc.		7,000	260,330
Transportation	4.7%
CSX Corp.			1,636,800
FedEx Corp.		2,400	594,960
			2,231,760
Utilities	1.8%
NextEra Energy, Inc.		11,700	868,140

See notes to financial statements.

4

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (concluded)

June 30, 2023

	Percentage of Net Assets	Shares	Value
TOTAL COMMON STOCKS
(Cost $28,515,156)			$46,146,907
INVESTMENT COMPANIES	2.8%
Northern Institutional Treasury Portfolio, Premier Class, 4.95%*		1,361,116	1,361,116
TOTAL INVESTMENT COMPANIES (Cost $1,361,116)			$1,361,116
TOTAL INVESTMENTS (Cost $ 29,876,272)	100.0%		$47,508,023
NET OTHER ASSETS (LIABILITIES)	(0.0)%		(20,788)
NET ASSETS	100.0%		$47,487,235

*	The rate presented is the 7-day effective yield in effect at June 30, 2023.

(a)	Non-income producing security.

See notes to financial statements.

5

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023

Large Cap Equity Fund
Assets:
Investments, at cost	$29,876,272
Investments, at value	47,508,023
Receivable for dividends and interest	29,156
Other receivable	27,793
Total Assets	47,564,972
Liabilities:
Investment advisory fees payable	20,908
Distribution fees payable	7,806
Other fees payable	38,780
Administration fees payable (see Note B)	10,243
Total Liabilities	77,737
Net Assets	$47,487,235
Class AMF
Net assets	$39,003,440
Shares of common stock outstanding	3,826,601
Net asset value per share	$10.19
Class H
Net assets	$8,483,795
Shares of common stock outstanding	838,175
Net asset value per share	$10.12
Net Assets
Paid in capital	$27,235,344
Distributable earnings	20,251,891
Net assets	$47,487,235

See notes to financial statements.

6

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2023

Large Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$988,328
Total investment income	988,328
Operating expenses:
Investment advisory	290,934
Accounting	131,500
Administration (see Note B)	124,409
Distribution — Class AMF Shares	92,003
Professional	56,736
Registration (includes blue sky fees)	22,617
Insurance	12,556
Trustee	30,792
Printing	13,358
Other expenses	4,375
Total expenses before reductions	779,280
Expenses reduced by Investment Adviser	(44,758)
Net expenses	734,522
Net investment income	253,806
REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions	3,463,828
Change in unrealized appreciation on investments	4,554,465
Net realized and unrealized gains from investment activities	8,018,293
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,272,099

See notes to financial statements.

7

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$253,806	$193,213
Net realized gains from investment transactions	3,463,828	3,470,362
Change in unrealized appreciation /depreciation on investments	4,554,465	(5,648,324)
Change in net assets resulting from operations	8,272,099	(1,984,749)
Distributions paid to shareholders
Class AMF Shareholders	(3,237,395)	(2,370,997)
Class H Shareholders	(715,099)	(534,011)
Total distributions paid to shareholders	(3,952,494)	(2,905,008)
Capital Transactions:
Class AMF Shares:
Proceeds from sale of shares	152,861	563,963
Value of shares issued to shareholders in reinvestment of dividends	2,730,907	2,079,431
Cost of shares redeemed	(3,054,518)	(3,966,108)
Class H Shares:
Proceeds from sale of shares	894,407	672,110
Value of shares issued to shareholders in reinvestment of dividends	1,011	12,173
Cost of shares redeemed	(690,900)	(1,258,208)
Change in net assets from capital transactions	33,768	(1,896,639)
Change in net assets	4,353,373	(6,786,396)
Net Assets:
Beginning of year	43,133,862	49,920,258
End of year	$47,487,235	$43,133,862

See notes to financial statements.

8

LARGE CAP EQUITY FUND — CLASS AMF SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	Year Ended June 30,
	2023		2022		2021		2020		2019
Net asset value, beginning of period	$9.30		$10.33		$7.91		$7.96		$8.39
Income (loss) from investment operations:
Net investment income (loss)(3)	0.05		0.04		0.04		0.05		0.05
Net realized and unrealized gains (losses) from investments	1.71		(0.45)		2.72		0.32		0.45
Total from investment operations	1.76		(0.41)		2.76		0.37		0.50
Less distributions:
From net investment income	(0.05)		(0.04)		(0.04)		(0.05)		(0.05)
From net realized gains	(0.82)		(0.58)		(0.30)		(0.37)		(0.88)
Total distributions	(0.87)		(0.62)		(0.34)		(0.42)		(0.93)
Change in net asset value	0.89		(1.03)		2.42		(0.05)		(0.43)
Net asset value, end of period	$10.19		$9.30		$10.33		$7.91		$7.96
Total return	20.16%		(5.06)%		35.61%		4.41%		7.68%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$39,003		$35,608		$40,977		$32,305		$34,453
Ratio of net expenses to average net assets	1.69%		1.61%		1.75%		2.01%		1.77%
Ratio of net investment income to average net assets	0.52%		0.34%		0.42%		0.55%		0.63%
Ratio of gross expenses to average net assets	1.79	%(2)	1.71	%(2)	1.85	%(2)	2.11	%(2)	1.89	%(3)
Portfolio turnover rate	8%		5%		17%		33%		26%

(1)	The impact of the voluntary waivers for the years ended June 30, 2020, 2021, 2022 and 2023 were 0.10%.

(2)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

(3)	Net investment income (loss) for the period ended June 30, 2023 was calculated using the average shares outstanding method.

See notes to financial statements.

9

LARGE CAP EQUITY FUND — CLASS H SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	Year Ended June 30,
	2023		2022		2021		2020		2019
Net asset value, beginning of period	$9.24		$10.27		$7.87		$7.93		$8.36
Income (loss) from investment operations:
Net investment income (loss)(3)	0.08		0.07		0.06		0.05		0.07
Net realized and unrealized gains (losses) from investments	1.70		(0.46)		2.70		0.33		0.45
Total from investment operations	1.78		(0.39)		2.76		0.38		0.52
Less distributions:
From net investment income	(0.08)		(0.06)		(0.06)		(0.07)		(0.07)
From net realized gains	(0.82)		(0.58)		(0.30)		(0.37)		(0.88)
Total distributions	(0.90)		(0.64)		(0.36)		(0.44)		(0.95)
Change in net asset value	0.88		(1.03)		2.40		(0.06)		(0.43)
Net asset value, end of period	$10.12		$9.24		$10.27		$7.87		$7.93
Total return	20.48%		(4.86)%		35.86%		4.56%		7.93%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$8,484		$7,526		$8,943		$6,793		$6,887
Ratio of net expenses to average net assets	1.44%		1.36%		1.50%		1.76%		1.56%
Ratio of net investment income to average net assets	0.77%		0.58%		0.67%		0.80%		0.85	%(1)
Ratio of gross expenses to average net assets	1.54	%(2)	1.46	%(2)	1.60	%(2)	1.86	%(2)	1.64	%(1)
Portfolio turnover rate	8%		5%		17%		33%		26%

(1)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

(2)	The impact of the voluntary waivers for the years ended June 30, 2020, 2021, 2022 and 2023 were 0.10%.

(3)	Net investment income (loss) for the period ended June 30, 2023 was calculated using the average shares outstanding method.

See notes to financial statements.

10

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

Asset Management Fund (the “Trust”) was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company. As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” As of June 30, 2023, the Trust is authorized to issue an unlimited number of shares, at no par value, of the Large Cap Equity Fund series (referred to as the “Fund”). Other series of the Trust are not included in this report.

The Large Cap Equity Fund is authorized to issue two classes of shares: Class AMF Shares and Class H Shares. Class AMF and Class H Shares of the Large Cap Equity Fund have the same rights and obligations except: (i) Class AMF Shares bear a distribution fee, while Class H Shares do not have any distribution fee, which will cause Class AMF Shares to have a higher expense ratio and to pay lower dividend rates than those related to Class H Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board, will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements.

The Trust maintains an insurance policy that insures its officers and trustees against certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A. Significant accounting policies are as follows:

SECURITY VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the- Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities, if any, may be valued using amortized cost. Generally, amortized cost approximates the fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

The prices for equity securities are generally provided by an independent third party pricing service approved by the Austin Atlantic Asset Management Company, as the Valuation Designee, as of the close of the regular trading session of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the mean of the latest bid and ask quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value (“NAV”) as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The Fund’s debt and other fixed income securities, if any, are generally valued at an evaluated bid price provided by an independent pricing source. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. If a pricing service is unable to provide valuations for a particular security or securities, or the Valuation Designee has determined that such valuations are unreliable, the Board has approved the use of a fair valuation methodology implemented by the Valuation Designee to fair value the security or securities.

In December 2021, the U.S. Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which provides a new framework for fund valuation. The Board has approved procedures consistent with the new Rule, which was effective September 8, 2022. Within the fair value pricing methodology implemented by the Valuation

11

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

Designee, among the more specific factors that are considered in determining the fair value of investments in debt instruments are: (1) information obtained with respect to market transactions in such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issuer or comparable securities; (3) the fundamental analytical data relating to the investment; (4) quotations from broker/dealers, yields, maturities, ratings and various relationships between securities; and (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The fair valuation process also takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions, repayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular security, and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair value pricing, including evaluated prices obtained from pricing services, is inherently a process of estimates and judgments. Fair value prices may fluctuate less than market prices due to technical issues which may impact the prices at which the Fund can purchase or sell securities. Market prices can be impacted by technical factors such as short term changes in market liquidity and volatility which may not directly impact fair value prices. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater NAV volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2023:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Large Cap Equity Fund
Assets:
Common Stocks	$46,146,907	$—	$—	$46,146,907
Investment Companies	1,361,116	—	—	1,361,116
Total Investments	$47,508,023	$—	$—	$47,508,023

As of June 30, 2023, there were no Level 3 securities held by the Fund. There were no transfers to or from Level 3 as of June 30, 2023, based on levels assigned to securities as of June 30, 2023.

12

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid at least quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

The distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment;        temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL TAXES

No provision is made for Federal income taxes as it is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

For all open tax years and all major taxing jurisdictions, the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends as well as the most recent fiscal year end which has yet to be filed). Furthermore, the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contigent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from these estimates.

EXPENSE ALLOCATION

Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Certain expenses that arise in connection with a class of shares are charged to that class of shares.

OTHER

Investment transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, investment transactions are reported on the trade date. Interest income is recorded on the accrual basis, amortization and accretion is recognized on a using the effective interest method and based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

The Fund’s net asset values per share may fluctuate daily. The net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The value per share is rounded to the nearest whole cent ($0.01).

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Trust expects the risk of loss to be remote.

B. Fees and transactions with affiliates were as follows:

FEES AND TRANSACTIONS WITH AFFILIATES

Austin Atlantic Asset Management Co. (“AAAMCO”) serves as investment adviser (the “Adviser”). The Adviser is a wholly-owned subsidiary of Austin Atlantic Inc. (“AAI”). AAI is controlled by Rodger D. Shay, Jr., President of Austin Atlantic Capital Inc. (“AACI”), also a wholly-owned subsidiary of AAI. As compensation for investment advisory services, the Fund pays an investment advisory fee monthly based upon an annual percentage of the average daily net assets of the Fund.

The investment advisory fee rate for the Fund is 0.65% of the first $250 million and 0.55% for net assets over $250 million. The Adviser voluntarily waived a portion of its fee in an amount of 0.10% so that the Fund paid 0.55% of average daily net assets for the year ended June 30, 2023, which cannot be recouped.

13

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

The Adviser has retained System Two Advisors, L.P. (“S2”) to perform the daily investment of the assets of the Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays S2 a fee for these services.

AACI serves the Trust as distributor (the “Distributor”). The Distributor is a wholly-owned subsidiary of AAI.

As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-l under the 1940 Act, based upon an annual percentage of the average daily net assets of the Fund.

The distribution fee rate for the Fund Class AMF Shares is 0.25% of average daily net assets. The Class H Shares do not have a distribution fee.

There were no brokerage commissions paid to the Distributor during the year ended June 30, 2023.

BUSINESS MANAGER AND ADMINISTRATOR

The Trust has a Management and Administration Agreement (the “Agreement”) with Foreside Management Services, LLC (“Foreside”), who serves as business manager and administrator for the Trust on behalf of the Fund. Pursuant to the terms of the Agreement, Foreside performs and coordinates all management and administration services for the Fund either directly or through working with the Fund’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Fund; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations. Pursuant to the Agreement, the Fund pays Foreside an annual fee of $120,000 plus 0.01 % of average daily net assets of the Fund; subject to an aggregate minimum annual fee of $125,000.

	Large Cap Equity Fund
	Year ended June 30, 2023	Year ended June 30, 2022
Shares Transactions Class AMF:
Sale of shares	16,108	52,222
Shares issued to shareholders in reinvestment of dividends	300,794	183,157
Shares redeemed	(318,448)	(374,649)
Net decrease	(1,546)	(139,270)
Shares outstanding
Beginning of year	3,828,147	3,967,417
End of year	3,826,601	3,828,147

Shares Transactions Class H: Sale of shares	97,269	60,306
Shares issued to shareholders in reinvestment of dividends	113	1,082
Shares redeemed	(73,448)	(118,232)
Net increase (decrease)	23,934	(56,844)
Shares outstanding
Beginning of year	814,241	871,085
End of year	838,175	814,241

C. For the year ended June 30, 2023, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

Large Cap Equity Fund
Purchases	$3,488,807
Sales	6,987,451

14

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

D. FEDERAL INCOME TAX INFORMATION:

The tax characteristics of distributions paid to shareholders during the fiscal years ended June 30, 2023 and 2022 for the Large Cap Equity Fund were as follows:

	Distributions paid from Ordinary Income	Net Long Term Gains		Total Taxable Distributions	Total Distributions Paid
2023
Large Cap Equity Fund	$254,273	$3,698,221	*	$3,952,494	$3,952,494
2022
Large Cap Equity Fund	193,213	2,711,795		2,905,008	2,905,008

*In addition to the long-term capital gain distributions, during 2023, the Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long-term capital gains of $82,674.

At June 30,2023, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$29,876,272	$18,860,767	$(1,229,016)	$17,631,751

As of June 30, 2023, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
Large Cap Equity Fund	$—	$2,620,140	$2,620,140	$—	$—	$17,631,751	$20,251,891

The tax character of current year distributions paid and the tax basis of the current components of distributable earnings/ (accumulated deficit) and any net capital loss carryforwards will be determined at end of the current tax year. As of June 30, 2023, there were no differences in book and tax basis unrealized appreciation/(depreciation).

The Funds’ ability to utilize capital loss carry-forwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The fund did not have any capital loss carryforwards at June 30, 2023.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. To the extent these differences are permanent, adjustments are made to the appropriate components of net assets in the period that these differences arise.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Fund may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate

15

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2023

to tax equalization, expiration of capital loss carry-forwards and changes in tax characterization. These reclassifications have no impact on the total net assets or the net asset value per share of the Fund. At june 30, 2023 the following reclassifications were recorded:

Fund	Distributable Earnings/ (Accumulated Deficit)	Paid in Capital
Large Cap Equity Fund	$(82,674)	$82,674

E. TRUSTEE COMPENSATION

Each Independent Trustee receives an annual retainer plus meeting fees (which vary depending on meeting type). Collectively, the Independent Trustees were paid $120,300 in fees during the annual period ended June 30, 2023, for the entire Trust, which include other funds not managed by AAAMCO. The funds managed by AAAMCO paid Trustee compensation in the amount of $60,150, which included payments made from the Ultrashort Financing Fund which liquidated on May 31, 2023. In addition, the Fund reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

F. SUBSEQUENT EVENTS

Fund management has evaluated events from June 30, 2023, through the date that these financial statements were issued. There are no subsequent events to report that would have a material impact on the Fund’s financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Large Cap Equity Fund and
Board of Trustees of Asset Management Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Equity Fund (the “Fund”), a series of Asset Management Fund, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

August 28, 2023

17

ADDITIONAL INFORMATION

June 30, 2023 (Unaudited)

Other Federal Income Tax Information

For the fiscal year ended June 30, 2023, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023, Form 1099- DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2023, qualify for corporate dividends received deduction for the following Fund:

Fund	Percentage
Large Cap Equity Fund	100%

For the fiscal year ended June 30, 2023, the following Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Large Cap Equity Fund	100%

Pursuant to Section 852 of the Internal Revenue Code, Large Cap Equity designates $2,620,140 as a long-term capital gain for June 30, 2023.

In addition to the long term capital gain distributions, during 2023 the Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long term capital gains of $82,674.

18

ADDITIONAL INFORMATION (continued)

June 30, 2023 (Unaudited)

Trustees and Officers of Asset Management Fund
Name, Age and Address[1]	Position(s) Held with Trust, Length of Time and Term of Office	Principal Occupation(s) During Past 5 years, Prior Relevant Experience and Other Directorships During the Past Five Years	Number of Portfolio in Fund Complex Overseen
Independent Trustees
David J. Gruber Year of Birth: 1963	Trustee since 2015. Indefinite Term of Office.	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; President of DJG Financial Consulting, LLC (financial consulting firm), 2007 to 2015; Independent Trustee for Oak Associates Funds, Audit Committee Chair, 2019 to present; Independent Trustee for Monteagle Funds, Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, 2014 to present; Board member of Fifth Third Funds, 2003 to 2012.	3
Carla S. Carstens Year of Birth: 1951	Chairperson of the Board Since 2022. Trustee since 2015. Indefinite Term of Office.	Trustee, Vice Chair and Chair of the Governance Committee of Oak Point University, 2019 to present; Board member and past Chair of Strategic Planning, and Diversity Initiatives Committees of Financial Executives International Chicago, 2009 to 2020; Board of Directors and Audit Committee Chair of Chicago Yacht Club Foundation, 2015 to 2017; Board member and Treasurer of Athena International, 2010 to 2016; and Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; National Association of Corporate Directors Governance Fellow.	3
James A. Simpson Year of Birth: 1970	Trustee since 2018. Indefinite Term of Office.	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	3

[1]	The mailing address of each Interested Trustee and Officer is Three Canal Plaza Suite 100, Portland, ME 04101.

19

ADDITIONAL INFORMATION (continued)

June 30, 2023 (Unaudited)

Trustees and Officers of Asset Management Fund
Name, Age and Address[1]	Position(s) Held with Trust, Length of Time and Term of Office	Principal Occupation(s) During Past 5 years, Prior Relevant Experience and Other Directorships During the Past Five Years	Number of Portfolio in Fund Complex Overseen
Officers
C. David Bunstine Year of Birth: 1965	President since 2018.	Director, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2013 to present.	N/A
Trent M. Statczar Year of Birth: 1971	Treasurer since 2009.	Principal Consultant, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2008 to present.	N/A
Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Principal Consultant, ACA Group (formerly Foreside Financial Group, LLC and Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds 2014 to 2018.	N/A
Jennifer Gorham Year of Birth: 1981	Secretary since 2016.	Principal Consultant, ACA Group (formerly Foreside Financial Group, LLCand Beacon Hill Fund Services, Inc.), 2015 to present; Paralegal, Red Capital Group, LLC, 2011 to 2015.	N/A

[1]	The mailing address of each Officer is Three Canal Plaza, Suite 100, Portland, Maine 04101.

20

ADDITIONAL INFORMATION (continued)

June 30, 2023 (Unaudited)

A. SECURITY ALLOCATION

LARGE CAP EQUITY FUND

Security Allocation	Percentage of Net Assets
Assets:
Common stocks	97.2%
Investment companies	2.8
Total	100.0%

B. EXPENSE COMPARISON:

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During Period*,*** 1/1/23- 6/30/23	Expense Ratio During Period** 1/1/23- 6/30/23
Large Cap Equity Fund - Class AMF	$1,000.00	$1,129.80	$9.19	1.74%
Large Cap Equity Fund - Class H	1,000.00	1,130.90	7.87	1.49%

*

Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (181) divided by the number of days in the current year (365).

**	Annualized.

***Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

21

ADDITIONAL INFORMATION (continued)

June 30, 2023 (Unaudited)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During Period*,*** 1/1/23- 6/30/23	Expense Ratio During Period** 1/1/23- 6/30/23
Large Cap Equity Fund - Class AMF	$1,000.00	$1,016.17	$8.70	1.74%
Large Cap Equity Fund - Class H	1,000.00	1,017.41	7.45	1.49%

*

Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (181) divided by the number of days in the current year (365).

**	Annualized.

***

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

C. ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT RENEWAL FOR LARGE CAP EQUITY FUND

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Large Cap Equity Fund (the “Fund”), and Austin Atlantic Asset Management Co. (the “Adviser”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) between the Adviser and System Two Advisors L.P. (the “Sub Adviser”) , at a meeting held on February 21-22, 2023 (the “Meeting”) . The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, quality and extent of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

In reviewing the Agreements, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. The Board received separate reports from the Adviser and the Sub-Adviser that, among other things, outlined the services provided by the Adviser and the Sub-Adviser to the Fund (including the relevant personnel responsible for these services and their experience); performance information for the Fund; the advisory fees for the Fund as compared to fees charged by investment advisers to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the potential for economies of scale, if any; financial data on the Adviser and the Sub-Adviser; any fall-out benefits to the Adviser, the Sub-Adviser and their affiliates; and the Adviser’s and the Sub-Adviser’s compliance programs.

In considering renewal of the Agreements for the Fund, the Board, at the Meeting, reviewed with the Adviser and the SubAdviser the materials provided. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss materials received from the Adviser, the Sub-Adviser, Foreside Management Services, LLC (“Foreside”) and Trust counsel. The Board applied its business judgment to determine whether the Agreements continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board, in its judgment, had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Adviser and the Sub-Adviser manage the Fund and knowing the Fund’s investment advisory fees. The Board discussed with the Adviser recent reductions in the Adviser’s assets under

22

ADDITIONAL INFORMATION (continued)

June 30, 2023 (Unaudited)

management and the impact on the Adviser’s financial resources, noting the Adviser’s statement that it had not reduced any resources dedicated to the Fund. The Board also discussed with the Adviser the ongoing viability of the Fund and the Adviser’s intentions with respect to supporting the Fund. In determining to renew the Agreements for the Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided by the Adviser and the Sub-Adviser to the Fund under the Agreements. The Board noted that the Sub-Adviser, subject to the oversight of the Adviser, is responsible for managing the Fund’s investments. The Board reviewed the experience and skills of the SubAdviser’s portfolio manager and the Adviser’s personnel. The Board considered the compliance programs established by the Adviser and the Sub-Adviser.

The Board reviewed the Fund’s investment performance for the one-, three-, five- and ten-year periods ended December 31, 2022 and compared this information to the performance of a peer universe of funds in the same Morningstar category and to the performance of the Fund’s benchmark index based on information and data provided by Foreside. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board noted that the Fund’s performance was in the 1st quartile of its peer universe for each of the one- and three-year periods ended December 31, 2022, in the 2nd quartile of its peer universe for the five- year period ended December 31, 2022 and in the 3rd quartile of its peer universe for the ten-year period ended December 31, 2022. The Board also noted that the Fund outperformed its benchmark index in each of the one- and three-year periods ended December 31, 2022 and underperformed its benchmark index in each of the five- and ten-year periods December 31, 2022. The Board noted that the Fund was transitioned to the Sub Adviser’s investment models and analytics on January 1, 2016.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by the Adviser and the Sub-Adviser under the Agreements have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed the Fund’s contractual investment advisory fees, sub-advisory fees and total net expense ratios. The Board considered that the sub-advisory fees are paid by the Adviser from its investment advisory fee. The Board received information based upon Morningstar data comparing the Fund’s contractual investment advisory fees and total net expense ratio to the contractual investment advisory fees and total net expense ratios of funds in a peer group based upon asset size and in a peer universe. The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Fund’s contractual investment advisory fees were in the 2nd quartile of its peer group and that the Fund’s total net expense ratio (Class AMF) was in the 4th quartile of its peer group. The Board considered that the Adviser indicated its intention to continue the current voluntary investment advisory fee waiver for the Fund. On the basis of all the information provided, the Board concluded that the investment advisory fees and sub-advisory fees continue to be reasonable and appropriate in light of the nature, quality and extent of services provided by the Adviser and the Sub-Adviser.        Profitability. The Board received the financial statements of the Adviser and the Sub-Adviser and considered information related to the estimated profitability to the Adviser and the SubAdviser from their relationship with the Fund. Based upon the information provided, the Board concluded that any profits realized by the Adviser and the Sub-Adviser in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale through breakpoints in fees or otherwise. The Board noted that the investment advisory fee structure is comprised of breakpoints for the Fund. The Board also considered the current net assets of the Fund. The Board concluded that the investment advisory fee schedule for the Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Investment Adviser and Sub-Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliate, Austin Atlantic Capital Inc. (the “Distributor”), which acts as the Fund’s distributor, as a result of the Adviser’s relationship with the Fund. The Board considered payments under the Fund’s Rule 12b-l Plan to the Distributor. The Board noted that the Distributor does not execute portfolio transactions on behalf of the Fund. The Board also considered that the Adviser and the SubAdviser do not use brokerage of the Fund to obtain third party research. The Board noted the Sub-Adviser’s statement regarding the potential for the Sub-Adviser to develop new separately managed account clients as a result of its involvement with the Fund. The Board determined that the character and amount of other incidental benefits received by the Adviser, the Distributor and the Sub-Adviser were not unreasonable.

23

ADDITIONAL INFORMATION (concluded)

June 30, 2023 (Unaudited)

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Agreements continue to be fair and reasonable and that continuation of the Agreements for the Fund is in the best interests of the Fund.

OTHER INFORMATION:

S2 is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that the S2 uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge by calling toll free 1-800-247-9780 or on the Securities and Exchange Commission’s website at www.sec.gov.

A complete schedule of the Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission as an exhibit to its report on Form N-PORT and is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-247-9780.

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DISTRIBUTOR

Austin Atlantic Capital Inc.
1 Alhambra Plaza, Suite 100
Coral Gables, FL 33134

ADVISER

Austin Atlantic Asset Management Co.
1 Alhambra Plaza, Suite 100
Coral Gables, FL 33134

SUB-ADVISER FOR LARGE CAP EQUITY FUND

System Two Advisors, L.P.
47 Maple Street, Suite 303A
Summit, NJ 07901

FINANCIAL ADMINISTRATION AND TRANSFER AND DIVIDEND AGENT

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60601

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN

Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

BUSINESS MANAGER AND ADMINISTRATOR

Foreside Management Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

AMF ANN 0623

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1)   The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)   The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)       Audit Fees. Audit fees totaled $46,000 and $78,500 in fiscal years 2023 and 2022 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-CEN.

(b)       Audit-Related Fees. There were no audit related fees billed in fiscal years 2023 and 2022.

(c)       Tax Fees. Fees for tax compliance and review services totaled $11,500 and $15,000 in fiscal years 2023 and 2022, respectively.

(d)       All Other Fees. There were no other fees in fiscal years 2023 and 2022.

(e)(1)  Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)    2023 0%

2022 0%

(f)         Not applicable

(g)         2023 $11,500

2022 $15,000

(h)        The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Companies.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Asset Management Fund

By (Signature and Title)

/s/ Trent Statczar

Trent Statczar
Treasurer

Date:	September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ David Bunstine

David Bunstine
President

Date:	September 1, 2023

By (Signature and Title)

/s/ Trent Statczar

Trent Statczar
Treasurer

Date:	September 1, 2023